UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2022
KONTOOR BRANDS, INC.

(Exact name of registrant as specified in charter)

North Carolina	001-38854	83-2680248
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
400 N. Elm Street
Greensboro, North Carolina 27401
(Address of principal executive offices)
(336) 332-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, no par value	KTB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 7, 2022, the Board of Directors (the “Board”) of Kontoor Brands, Inc. (the “Company”) determined to increase the size of the Board from six directors to seven directors and approved the appointment of Ashley D. Goldsmith to the Board as a Class I director, subject to her re-election at the Company’s 2022 Annual Meeting of Shareholders, effective immediately. Ms. Goldsmith, 49, has also been appointed to serve on the Talent and Compensation and Nominating and Governance Committees of the Board. The Board has determined that Ms. Goldsmith is an independent director under applicable Securities and Exchange Commission and New York Stock Exchange rules. There are no arrangements or understandings pursuant to which Ms. Goldsmith was appointed to the Board, and there are no transactions reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933 in connection with Ms. Goldsmith’s appointment.
Ms. Goldsmith has served as Executive Vice President and Chief People Officer of Workday, Inc., since 2013. Prior to joining Workday, she spent three years with Polycom, Inc., serving as Executive Vice President and Chief Human Resources Officer, leading the company through a high growth phase. Previously, she spent three years at Ventana Medical Systems, a division of the Roche Group, as Senior Vice President, Human Resources, Corporate Communications, Environmental Health & Safety. From 1995 to 2007, she served in a number of leadership positions with increasing responsibility with The Home Depot, most recently serving as Vice President, Human Resources, Northern Division. Ms. Goldsmith began her career at Great-West Life & Annuity. Ms. Goldsmith holds a bachelor’s degree in psychology from Vanderbilt University, a master’s degree in human resources development from Georgia State University and a master’s degree in business administration from Northwestern University.
The Company and Ms. Goldsmith are expected to enter into the Company’s standard form of indemnification agreement filed as Exhibit 10.18 to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission on April 1, 2019.
The press release announcing the director appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Kontoor Brands, Inc., dated February 7, 2022.
Exhibit 104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONTOOR BRANDS, INC.
Date: February 8, 2022	By:	/s/ Rustin Welton
	Name:	Rustin Welton
	Title:	Executive Vice President and Chief Financial Officer